MOORE STEPHENS
ELLIS FOSTER LTD.
CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC Canada V61 1G1
Telephone: (604) 737-8117   Facsimile: (604) 714-5916
Website: www.ellisfoster.com	Reply Attention: R.D. Schroeder

December 12, 2003

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
U.S.A.

Dear Sirs/Mesdames:

On December 12, 2003 the undersigned firm received a draft copy of a Current Report on Form 8-K (the “Form 8-K”) to be filed by CTI Diversified Holdings Inc. (the “Company”) (SEC File No. 0-32523) reporting a change in the Company’s certifying public accountant under Item 4 of such form.

We have no disagreements with the statements made by the Company in the Form 8-K.

Yours truly,

MOORE STEPHENS
ELLIS FOSTER LTD.

/s/ Richard D. Schroeder

Richard D. Schroeder

MSEF A partnership of incorporated professionals
                 An independently owned and operated member of Moore Stephens North America Inc, a member of Moore Stephens International Limited
                - members in principal cities throughout the world